EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Annual Report on Form 10-K/A of Veritas DGC Inc. (the “Company”) for the year ended July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thierry Pilenko, Chief Executive Officer of the Company, certify, pursuant to Section 1350 of Chapter 6 of Title 18 of the United States Code, that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 28, 2006

/s/ THIERRY PILENKO
Thierry Pilenko
Chief Executive Officer

This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be a part of the Report or “filed” for any purpose whatsoever.